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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported)  December 18, 1996
                                                      ---------------------

                            PATTERSON ENERGY, INC.
        ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  0-22664             75-2504748
----------------------------    ----------------    -------------------
(State or other jurisdiction      (Commission        (I.R.S. Employer
     of incorporation)            File Number)      Identification No.)



 4510 Lamesa Highway, Snyder, Texas                             79549
 ------------------------------------------                   -----------
 (Address of principal executive offices)                     (Zip Code)


      Registrant's telephone number, including area code:  (915) 573-1104
                                                          ------------------



                                   No Change
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS

          On December 18, 1996, the Registrant issued the following press release:



                 PATTERSON ENERGY FILES REGISTRATION STATEMENT
                              FOR EQUITY OFFERING

SNYDER TEXAS, December 18, 1996--PATTERSON ENERGY, INC. (NASDAQ/NM: PTEN) today announced that it has filed a registration statement with the Securities and Exchange Commission concerning the proposed sale of 1,727,000 shares of common stock (1,986,050 shares including the underwriters' over-allotment option). Of the 1,727,000 shares, 1,500,000 shares will be issued by the Company and 227,000 shares will be sold by selling stockholders. Upon completion of the offering, Patterson Energy, Inc. will have approximately 6.44 million shares outstanding.

The net proceeds to the Company from the offering will be used to repay indebtedness, fund drilling rig modifications and upgrades for 15 land rigs (six of which are currently operable) acquired by the Company during November and December 1996, and for general corporate purposes, including possible drilling rig and equipment acquisitions. The Company will not receive any proceeds from the sale of the common stock being sold by selling stockholders.

The common stock offering will be managed by Prudential Securities Incorporated and co-managed by Morgan Keegan & Company, Inc. and Raymond James & Associates, Inc.

Patterson Energy, Inc. is one of the leading providers of domestic land drilling services to major independent oil and gas companies and, to a lesser extent, is engaged in the development, exploration, acquisition and production of oil and natural gas. Patterson has 61 land-based drilling rigs (52 of which are currently operable) and focuses its operations in the Permian Basin, the Austin Chalk Trend, South Texas and the Hardeman Basin primarily in Texas.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

For further information, contact:

Patterson Energy, Inc.
Cloyce A. Talbott, Chairman and Chief Executive Officer
James C. Brown, Vice President Finance and Chief Financial Officer
915-573-1104

Shimmerlik Corporate Communications, Inc.
Warren M. Shimmerlik
212-247-5200





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PATTERSON ENERGY, INC.



Date: January 6, 1997                   /s/ James C. Brown
                                        ----------------------------
                                        James C. Brown
                                        Vice President-Finance





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